UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2021

Consonance-HFW Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39635	98-15556622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Palmer Square, Suite 305 Princeton, NJ		08540
(Address of principal executive offices)		(Zip Code)

(609) 921-2333

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share, and one-third of one Warrant to acquire one Class A ordinary share	CHFW.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	CHFW	NYSE American LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CHFW.W	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

On April 15, 2021, Consonance-HFW Acquisition Corp., a Cayman Islands exempted company (“CHFW”), entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among CHFW, Perseverance Merger Sub Inc., a Delaware corporation (“Merger Sub”), and Surrozen, Inc., a Delaware corporation (“Surrozen”).

The Business Combination Agreement and the transactions contemplated thereby were unanimously approved by the boards of directors of each of CHFW and Surrozen.

The Business Combination

Pursuant to the terms of the Business Combination Agreement and subject to the satisfaction of the conditions to closing, on the closing date: (i) CHFW will become a Delaware corporation (the “Domestication”) and, in connection with the Domestication, (A) CHFW’s name will be changed to “Surrozen, Inc.”, (B) each outstanding Class A ordinary share of CHFW and each outstanding Class B ordinary share of CHFW will become one share of common stock of CHFW (the “CHFW Common Stock”), and (C) each outstanding warrant of CHFW will become one warrant to purchase one share of CHFW Common Stock; and (ii) following the Domestication, Merger Sub will merge with and into Surrozen, with Surrozen as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of CHFW (the “Merger”).

The Domestication, the Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

The Business Combination is expected to close in the third quarter of 2021, following the receipt of the required approvals by CHFW’s shareholders and Surrozen’s stockholders and the fulfillment of the closing conditions described below.

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Business Combination Agreement, Surrozen’s outstanding shares, restricted stock awards and option awards will be exchanged for shares of CHFW Common Stock and comparable restricted stock and option awards exercisable for shares of CHFW Common Stock based on an implied Surrozen equity value of $200.0 million.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties that are customary for transactions of this type. The representations and warranties do not survive closing and there are no post-closing indemnification obligations for any party.

CHFW has also agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the closing of the Business Combination, the CHFW board of directors shall consist of nine directors, who shall be divided into three classes, which directors shall include (i) eight individuals identified by Surrozen (and reasonably acceptable to CHFW) and (ii) one individual identified by CHFW (and reasonably acceptable to the Chief Executive Officer of Surrozen). In addition, CHFW has agreed to adopt an equity incentive plan and employee stock purchase plan and to recommend approval of such plans to the CHFW stockholders.

Conditions to Each Party’s Obligations and Termination

The obligation of CHFW and Surrozen to consummate the Business Combination is subject to certain closing conditions, including (i) obtaining the requisite approvals of CHFW’s shareholders and Surrozen’s stockholders of required Transaction Proposals, including in both cases, approval of the adoption of the Business Combination Agreement and the Merger, and in the case of CHFW, approval of the domestication, approval of related governance proposals, approval of the issuance of shares to Surrozen stockholders under the Business Combination Agreement and approval of the adoption of the equity incentive plan (but not the employee stock purchase plan), (ii) CHFW having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) (the “Exchange Act”) remaining on its balance sheet after the closing of the Business Combination, (iii) the aggregate cash proceeds from CHFW’s trust account, together with the proceeds from the PIPE Financing (as defined below), equaling no less than $100,000,000 (after deducting any amounts paid to CHFW shareholders who exercise their redemption rights in connection with the Business Combination, and net of certain CHFW unpaid transaction liabilities and expenses), (iv) the approval by Nasdaq of CHFW’s initial listing application in connection with the Business Combination, (v) the consummation of the Domestication and (vi) no Company Material Adverse Effect (as defined in the Business Combination Agreement) shall have occurred following the date of the Business Combination Agreement that is continuing.

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, (i) by mutual written consent of CHFW and Surrozen, (ii) by either CHFW or Surrozen if the Business

Combination is not consummated by October 12, 2021 (the “End Date”), subject to a 60-day extension under certain circumstances, (iii) by either CHFW or Surrozen if the other has materially breached the Business Combination Agreement such that certain conditions to closing cannot be satisfied, subject to the earlier of a thirty-day cure period or the occurrence of the End Date, and provided that the party purporting to terminate the Business Combination Agreement is not itself in material breach thereof, (iv) by either CHFW or Surrozen if any governmental entity shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the Business Combination and such order or other action shall have become final and nonappealable, (v) by either CHFW or Surrozen if the Business Combination is not approved by either party’s stockholders and (vi) by Surrozen if there is any withdrawal, amendment, qualification or modification of the recommendation by the CHFW board of directors that the CHFW shareholders approve the required Transaction Proposals in a manner adverse to Surrozen.

Neither CHFW nor Surrozen can rely on the failure of any closing condition to be satisfied if such failure was proximately caused by their failure to use reasonable best efforts to cause the consummation of the Business Combination to occur.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of willful breach or fraud.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. CHFW does not believe that these schedules contain information that is material to an investment decision.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, CHFW, Consonance Life Sciences, a Cayman Islands limited liability company, (the “Sponsor”), Donald J. Santel, Christopher Haqq, Jennifer Jarrett, who collectively hold 2,300,000 CHFW Class B ordinary shares, and Surrozen entered into the Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which the Sponsor and each of

Mr. Santel, Dr. Haqq and Ms. Jarrett, each as a holder of CHFW Class B ordinary shares, has agreed to: (i) vote in favor of the Business Combination, including each of the Transaction Proposals (as defined in the Business Combination Agreement), (ii) waive any adjustment to the conversion ratio set forth in the governing documents of CHFW or any other anti-dilution or similar protection with respect to the Class B ordinary shares (whether resulting from the transactions contemplated by the Subscription Agreements (as defined below) or otherwise), (iii) be bound by certain other covenants and agreements related to the Business Combination, (iv) be bound by certain transfer restrictions with respect to his, her or its shares in CHFW prior to the closing of the Business Combination, and (v) in the case of the Sponsor, effective as of the closing, contribute to CHFW 759,000 Class B ordinary shares, in each case, for no consideration on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

A copy of the Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, CHFW entered into subscription agreements (the “Subscription Agreements”) with certain investors, including Consonance Capital Management, The Column Group, and other leading life sciences-dedicated funds and existing Surrozen investors. Pursuant to the Subscription Agreements, the investors agreed to subscribe for and purchase, and CHFW agreed to issue and sell to such investors, substantially concurrently with the closing of the Business Combination, an aggregate of 12,020,000 units, each consisting of one share of CHFW Common Stock and one-third of one redeemable warrant for one share of CHFW Common Stock (the “PIPE Warrants”), for a purchase price of $10.00 per unit (the “PIPE Units”), for aggregate gross proceeds of $120,200,000 (the “PIPE Financing”). The PIPE Units were offered to facilitate the subscriptions, however, the shares of CHFW Common Stock and the PIPE Warrants which comprise the PIPE Units are not attached and will trade separately without any instruction or detachment obligations on the part of the investors, CHFW or the warrant agent. Each whole PIPE Warrant entitles the holder thereof to purchase one share of CHFW Common Stock at a price of $11.50 per share, subject to adjustment as described in the form of warrant agreement attached to the form of Subscription Agreement and only whole PIPE Warrants will be exercisable. The PIPE Warrants have substantially the same provisions as the warrants issued in connection with CHFW’s initial public offering.

The closing of the PIPE Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that CHFW will grant the investors in the PIPE Financing certain customary registration rights.

The foregoing description of the Subscription Agreements, the warrant agreement and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement (including the form of warrant agreement attached thereto), a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Surrozen Transaction Support Agreements

Within one business day of the signing of the Business Combination Agreement, certain stockholders of Surrozen, holding more than 67% of the outstanding preferred stock and voting power of Surrozen (collectively, the “Surrozen Stockholders”), each entered into a Transaction Support Agreement (the “Transaction Support Agreements”) with CHFW and Surrozen, pursuant to which the Surrozen Stockholders have agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby, (ii) irrevocably appoint Surrozen, and any designee thereof, and each of them individually, as such Surrozen Stockholder’s proxy and attorney-in-fact to deliver any action by written consent of the stockholders of Surrozen or attend any meeting of the stockholders of Surrozen concerning the Business Combination and related stockholder proposals, and to include the Surrozen equity securities owned by the Surrozen Stockholders in any computation for purposes of establishing a quorum at any such meeting, and to vote against any competing proposal and (iii) not transfer subject shares during the period prior to closing under or termination of the Business Combination Agreement.

The foregoing description of the Transaction Support Agreements is subject to and qualified in its entirety by reference to the full text of the form of Transaction Support Agreement, a copy of which is included as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

CHFW Shareholder Support Agreements

Concurrently with the execution of the Subscription Agreements, CHFW, Surrozen and certain affiliates of Sponsor entered into shareholder support agreements (the “Shareholder Support Agreements”) pursuant to which each such holder agreed (i) to vote at any meeting of the shareholders of CHFW all of its ordinary shares held of record or thereafter acquired in favor of the Business Combination and the other Transaction Proposals and (ii) not to redeem any such securities in connection with the Business Combination.

Investor Rights Agreement

At, and as a condition to, the closing of the Business Combination, CHFW, Sponsor, and certain other individuals will enter into an investor rights agreement (the “Investor Rights Agreement”) pursuant to which, among other things, certain stockholders will agree not to effect any sale or distribution of CHFW equity securities during the lock-up period as described therein, and will be granted certain customary registration rights.

The foregoing description of the Investor Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Investor Rights Agreement, a copy of which is included as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of CHFW Common Stock to be offered and sold in connection with the PIPE Financing have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01	Regulation FD Disclosure.

On April 15, 2021, CHFW and Surrozen issued a press release announcing their entry into the Business Combination Agreement. CHFW and Surrozen also prepared an investor presentation and script for use in connection with the announcement of the Business Combination. The press release, investor presentation and script are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated by reference herein.

In connection with the parties’ consideration of the PIPE Financing and the Business Combination, Surrozen made available to CHFW and to investors in the PIPE Financing certain disclosures it had prepared relating to Surrozen’s business and risks attendant thereto. Those disclosures are attached hereto as Exhibit 99.4.

The foregoing description (including Exhibits 99.1, 99.2, 99.3 and 99.4) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the Business Combination, CHFW intends to file with the U.S. Securities and Exchange Commission’s (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the securities of CHFW to be issued in connection with the business combination to Surrozen stockholders and as well as a proxy statement with respect to the shareholder meeting of CHFW to vote on the business combination and related matters. CHFW will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders after the Registration Statement is declared effective by the SEC. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that CHFW will send to its shareholders in connection with the Business Combination. The definitive proxy statement/final prospectus will contain important information about CHFW, Surrozen and its business and related risks, the combined company, including pro forma financial information and the proposed Business Combination and related matters. Investors and security holders of CHFW are advised to read, when available, the proxy statement/prospectus in connection with CHFW’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. Investors and security holders of Surrozen are advised to read, when available, the proxy statement/prospectus in connection with the written consent of Surrozen stockholders. The definitive proxy statement/final prospectus will be mailed to shareholders of CHFW as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Consonance-HFW Acquisition Corp., 1 Palmer Square, Suite 305, Princeton, NJ.

Participants in the Solicitation

CHFW, Surrozen and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CHFW’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of CHFW’s directors and officers in CHFW’s filings with the SEC, including the Registration Statement to be filed with the SEC by CHFW, which will include the proxy statement of CHFW for the Business Combination, and such information and names of Surrozen’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by CHFW, which will include the proxy statement of CHFW for the Business Combination.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between CHFW and Surrozen, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of CHFW’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CHFW and Surrozen. These statements are subject to a number of risks and uncertainties regarding CHFW’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of CHFW or the stockholders of Surrozen for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of CHFW and Surrozen; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by CHFW’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; risks related to the matters set forth in the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies, issued by the Division of Corporate Finance of the SEC on April 12, 2021; and those factors discussed in CHFW’s annual report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, and other filings with the SEC. There may be additional risks that CHFW presently does not know or that CHFW currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide CHFW’s expectations, plans or forecasts of future events and views as of the date of this communication. CHFW anticipates that subsequent events and developments will cause CHFW’s assessments to change. However, while CHFW may elect to update these forward-looking statements at some point in the future, CHFW specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing CHFW’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither a proxy statement, nor a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction, nor an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of April 15, 2021, by and among Consonance-HFW Acquisition Corp., Perseverance Merger Sub Inc. and Surrozen, Inc..

10.1	Sponsor Letter Agreement, dated as of April 15, 2021, by and among Consonance-HFW Acquisition Corp., Consonance Life Sciences, Donald J. Santel, Christopher Haqq, Jennifer Jarrett and Surrozen, Inc..

10.2	Form of Subscription Agreement.

10.3	Form of Surrozen Transaction Support Agreement.

10.4	Form of CHFW Transaction Support Agreement.

99.1	Press Release, dated April 15, 2021.

99.2	Investor Presentation.

99.3	Investor Script.

99.4	Surrozen Business and Risk Factor Disclosures.

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2021	CONSONANCE-HFW ACQUISITION CORP.

	By:	/s/ Gad Soffer

	Name:	Gad Soffer

	Title:	Chief Executive Officer